UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022 (September 12, 2022)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO 80241
(Address of principal executive offices)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 12, 2022 Ascent Solar Technologies, Inc. (the “Company”) intends to present an updated corporate presentation at the H.C. Wainwright 24th Annual Global Investment Conference (the “Conference”) to be held on September 12 – 14, 2022.

A copy of the Company’s press release announcing (i) its participation at the Conference and (ii) the release of the Company’s updated corporate presentation is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

A copy of the updated corporate presentation is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. The corporate presentation will also be available on the Company’s website in the Investors section at www.ascentsolar.com/ir-events-presentations.html.

The information contained in this Item 7.01 of this current report on Form 8-K and in the accompanying exhibits 99.1 and 99.2 incorporated by reference herein shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. This information, including the exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	99.1	Press Release dated September 12, 2022
	99.2	Corporate Presentation dated September 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

September 12, 2022	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer